Exhibit 10.1
CONSENT AND JOINDER TO LOAN AND SECURITY AGREEMENT
     This Consent and Joinder to Loan and Security Agreement (this “Consent”) dated as of August 5, 2008, is by and among Borrowers (as defined below), the undersigned Lenders, WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL), as Syndication Agent, BANC OF AMERICA SECURITIES LLC and CREDIT SUISSE SECURITIES (USA) LLC, as Co-Lead Arrangers and Book Managers and BANK OF AMERICA, N.A., as Agent for itself and the other Lenders who are from time to time party to that certain Amended and Restated Loan and Security Agreement (as amended from time to time, and as amended hereby, the “Amended and Restated Loan Agreement”) dated as of December 29, 2006, by and among NEENAH FOUNDRY COMPANY, a Wisconsin corporation (“Neenah”), as a Borrower, the Subsidiaries of Neenah that are party thereto as Borrowers (Neenah and such Subsidiaries are collectively, “Borrowers” and each, a “Borrower”), BANK OF AMERICA, N.A., as Agent for itself and the other Lenders, WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL), as Syndication Agent for Lenders, BANC OF AMERICA SECURITIES LLC and CREDIT SUISSE SECURITIES (USA) LLC, as Co-Lead Arrangers and Book Managers and the other Lenders party thereto. All capitalized terms used in this Consent and not otherwise defined in this Consent shall have the same meanings herein as in the Amended and Restated Loan Agreement.
     WHEREAS, Neenah (a) prior to the date hereof, formed Neenah Welding, Inc., a Pennsylvania corporation and wholly owned direct subsidiary of Neenah and (b) on the date hereof, changed the name of Neenah Welding, Inc. to Morgan’s Welding , Inc. (“Morgan’s Welding”);
     WHEREAS, on the date hereof, Morgan’s Welding will purchase substantially all of the assets of REMWC, Inc. (formerly known as Morgan’s Welding, Inc.), a Pennsylvania corporation (the “Seller”), for a total price of $3,850,000 (subject to adjustment pursuant to the Asset Purchase Agreement referenced herein) pursuant to and in accordance with the terms and conditions of that certain Asset Purchase Agreement of even date herewith among Neenah Welding (now known as Morgan’s Welding), the Seller, and Robert E. Morgan, a final copy of which is attached hereto as Exhibit A (the “Acquisition”); and
     WHEREAS, Borrowers have requested that Agent and Lenders (i) consent to the Acquisition and (ii) join Neenah Welding to the Amended and Restated Loan Agreement as a Borrower thereunder. Subject to each of the terms and conditions set forth herein, Agent and Lenders have agreed to the requests described above.
     Now, therefore, the parties hereto hereby agree as follows:
     1. Consent. Subject to the prior satisfaction of the conditions set forth in Section 4 of this Consent, Agent and Lenders hereby consent to the Acquisition. Except as otherwise provided herein, this consent shall not constitute (a) a modification or alteration of the terms, conditions or covenants of the Amended and Restated Loan Agreement or any document entered into in connection therewith, or (b) a waiver, release or limitation upon the exercise by Agent or Lenders of any of their rights, legal or equitable, hereunder, except as to the matters to which Agent and Lenders herein expressly consent. Except as set forth herein, Agent and Lenders reserve any and all rights and remedies which they have had, have or may have under the Amended and Restated Loan Agreement and the other Loan Documents.
     2. Borrower Joinder.
     (a) By its execution and delivery of this Consent, Morgan’s Welding agrees, from and after the date hereof, to be a Borrower under the Amended and Restated Loan Agreement and the other Loan Documents, to assume all of the obligations of a Borrower thereunder (including without limitation, the joint and several obligation to repay all Loans and other amounts outstanding under the Amended and Restated Loan Agreement), and to make and be bound by all of the representations and warranties, covenants, terms and conditions of a Borrower thereunder as if it were a direct signatory to the Amended and Restated Loan Agreement, all of which representations and warranties, covenants, terms and conditions are acknowledged and are incorporated herein by this reference. The existing Borrowers hereby affirm the validity of their obligations under the Amended and Restated Loan Agreement and acknowledge and agree that Morgan’s Welding shall hereafter be a Borrower and shall be bound by the Amended and Restated Loan Agreement and the other Loan Documents, as if it were a direct signatory thereto. As of the date hereof, Morgan’s Welding will be deemed to have made each of the representations and warranties to the Agent, Syndication Agent, Co-Lead Arrangers and Book Managers, and each Lender that are set forth in the Amended and Restated Loan Agreement. For purposes of determining the compliance of Morgan’s Welding with such representations and warranties pursuant to this paragraph, references in the Amended and Restated Loan Agreement to Schedules which are supplemented by this Consent shall be deemed to be references to the correspondingly numbered Schedules pertaining to Morgan’s Welding attached hereto.
     (b) Morgan’s Welding hereby acknowledges and agrees that it is jointly and severally liable for all of Obligations, together with all costs and expenses paid or incurred by Agent or any Lender in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, any Guarantor or any other guarantor of all or any part of the Obligations, all as more fully specified in the Guaranty Agreement.
     (c) In order to secure the payment and performance of the Obligations, Morgan’s Welding hereby grants to Agent for itself and for the benefit of each Lender a security interest in all right, title and interest of Morgan’s Welding in all of the Collateral (as defined in the Amended and Restated Loan Agreement, and including without limitation all Accounts, Certificated Securities, Chattel Paper, Computer Hardware and Software, Contract Rights, Deposit Accounts, Documents, Equipment, Financial Assets, Fixtures, General Intangibles, Goods, Instruments, Intellectual Property, Inventory, Investment Property, Money, Letter-of-Credit Rights, Security Entitlements, Supporting Obligations and all Proceeds of the foregoing, that is now or hereafter owned by Morgan’s Welding or in which Morgan’s Welding otherwise has an interest.
     3. Covenant. Borrowers shall cause all of the requirements of Section 8.1.8 of the Amended and Restated Loan Agreement, along with the requirements of any other applicable provisions of the Amended and Restated Loan Agreement, to be satisfied in respect of Morgan’s Welding within 5 Business Days after the date hereof (provided, that the time period for complying with any such requirements in respect of the owned real estate being acquired by Morgan’s Welding from Robert E. Morgan shall be 30 days). Borrowers hereby acknowledge that the failure of Borrowers to comply with the covenant in this Section 3 shall constitute an immediate Event of Default.
     4. Conditions to Effectiveness. The effectiveness of this Consent shall be subject to the prior satisfaction of the following conditions:
     (a) Agent shall have received an execution version of this Consent signed by Borrowers, Agent, and the Lenders listed in the signature pages hereof;
     (b) Agent shall have received an execution version of the purchase agreement and the other primary documents relating to the purchase of the assets of REMWC, Inc. (formerly known as Morgan’s Welding, Inc.) and Robert E. Morgan; and
     (c) no Default or Event of Default shall be in existence after giving effect to the terms hereof.
     5. Representations and Warranties. To induce Agent and the Lenders to execute and deliver this Consent, each Borrower hereby represents and warrants to Lenders that, after giving effect to this Consent:
     (a) All representations and warranties contained in the Amended and Restated Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Consent, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date);
     (b) No Default or Event of Default has occurred and is continuing after giving effect to the terms hereof; and
     (c) The execution and delivery by such Borrower of this Consent does not require the consent or approval of any Person, except such consents and approvals as have been obtained.
     6. Scope. This Consent shall have the effect of modifying the Amended and Restated Loan Agreement and the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Amended and Restated Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.
     7. Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Amended and Restated Loan Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of such Borrower, and each Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Amended and Restated Loan Agreement or any of the Loan Documents. Each Borrower hereby agrees that this Consent in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Borrower in all respects.
     8. Counterparts. This Consent may be executed in counterpart and by different parties hereto in separate counterparts, each of which, when taken together, shall constitute but one and the same instrument.
     9. Expenses. All of Agent’s reasonable costs and expenses, including, without limitation, attorney’s fees, incurred in connection with the preparation of this Consent and all related documents shall be paid by Borrowers upon the request of Agent.

     IN WITNESS WHEREOF, this Consent has been duly executed as of the date first above written.

BORROWERS:

NEENAH FOUNDRY COMPANY
DEETER FOUNDRY, INC.
MERCER FORGE CORPORATION
DALTON CORPORATION
DALTON CORPORATION, STRYKER
MACHINING FACILITY CO.
DALTON CORPORATION, WARSAW
MANUFACTURING FACILITY
ADVANCED CAST PRODUCTS, INC.
GREGG INDUSTRIES, INC.
A & M SPECIALTIES, INC.
NEENAH TRANSPORT, INC.
DALTON CORPORTION, KENDALLVILLE
MANUFACTURING FACILITY

By	/s/ Jeffrey S. Jenkins

Its	Corporate Vice President — Finance and Interim Chief Financial Officer

MORGAN’S WELDING:

MORGAN’S WELDING , INC. (formerly known as Neenah Welding, Inc.)

By	/s/ Jeffrey S. Jenkins

Its	Corporate Vice President — Finance and Interim Chief Financial Officer
Signature Page to Consent and Joinder to Loan and Security Agreement

BANK OF AMERICA, N.A., as Agent and as a Lender

By	/s/ Thomas J. Brennan,

Its Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By	/s/ Bond Harberts

Its Duly Authorized Signatory

WACHOVIA CAPITAL FINANCE
CORPORATION (CENTRAL), as
Syndication Agent and as a Lender

By	/s/ Laura D. Wheeland

Its Vice President
Signature Page to Consent and Joinder to Amended and Restated Loan and Security Agreement

REAFFIRMATION OF GUARANTY
     Reference is made (i) to that certain Amended and Restated Loan and Security Agreement dated December 29, 2006 (the “Loan Agreement”; capitalized terms used and not otherwise defined herein having the meanings assigned thereto in the Loan Agreement) among Neenah Foundry Company, a Wisconsin corporation (“Neenah”), the Subsidiaries of Neenah party to the Loan Agreement as Borrowers, Bank of America, N.A., as Agent, the Lenders party to the Loan Agreement from time to time, a certain Syndication Agent, certain Co-Lead Arrangers and certain Co-Book Managers and (ii) to that certain Consent and Joinder to Loan and Security Agreement (the “Consent”) of even date herewith among Borrowers, Agent, Lenders, Co-Lead Arrangers, Co-Book Managers and Syndication Agent.
     Each of the undersigned has executed and delivered a Guaranty Agreement and certain other Security Documents. Each of the undersigned acknowledges receipt of a copy of the Consent and hereby reaffirms the validity of its Guaranty Agreement and each other Security Document to which it is a party and all of its obligations under its Guaranty Agreement and each such other Security Document, in each case after giving effect to the transactions contemplated by the Consent. The terms and conditions of each Guaranty Agreement and each other Security Document to which any of the undersigned is a party shall remain in full force and effect.
     Although the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands and agrees that Agent and Lenders have no obligation to inform any of the undersigned of such matters in the future or to seek any of the undersigned’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.
     Dated as of this 5th of August, 2008.

CAST ALLOYS, INC.
DALTON CORPORATION,
ASHLAND MANUFACTURING
FACILITY
BELCHER CORPORATION
PEERLESS CORPORATION
NFC CASTINGS, INC.

By	/s/ Jeffrey S. Jenkins

Its	Corporate Vice President — Finance and Interim Chief Financial Officer
Signature Page to Reaffirmation of Guaranty